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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use in this amendment no.2 to the registration statement of our reports dated July 31, 1998, included herein, and to all references to our Firm included in this amendment no.2 to the registration statement.

                                    /s/ Arthur Andersen LLP


Washington, D.C.

January 6, 1999